Commitments And Contingencies (Tables)	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Schedule Of Annual Minimum Future Lease Payments
Annual minimum future lease payments due under the above agreements (and motor vehicle leases, which expire in 2018), at the exchange rate in effect on December 31, 2015, are as follows (in thousands):

2016	$1,153
2017	1,035
2018	426
2019	121
2020	124
2021	42

$2,901